Income Taxes - Summary of Deferred Tax Assets and Liabilities (Details) - State Administration of Taxation, PRC - Foreign Tax Authority ¥ in Thousands, $ in Thousands	Feb. 28, 2019 CNY (¥)	Feb. 28, 2019 USD ($)	Feb. 28, 2018 CNY (¥)
Deferred tax assets:
Net operating loss carry-forward	¥ 4,056	$ 606	¥ 2,164
Advertising expenses	3,652	546
Rental	1,976	295	1,733
Accrued expenses	1,250	187	1,250
Property and equipment, net	201	30	115
Less: valuation allowance	(1,599)	(239)	(1,210)
Total deferred tax assets	9,536	1,425	¥ 4,052
Deferred tax liabilities:
Intangible assets	10,903	1,629
Total deferred tax liabilities	¥ 10,903	$ 1,629